UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

THE WENDY’S COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-2207	38-0471180
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

One Dave Thomas Blvd., Dublin, Ohio                                              43017
(Address of principal executive offices)                                   (Zip Code)

Registrant’s telephone number, including area code: (614) 764-3100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 16, 2013, Wendy’s International, Inc. (“Wendy’s International”), an indirect wholly owned subsidiary of The Wendy’s Company, amended and restated its Credit Agreement, dated as of May 15, 2012 (the “Credit Agreement”), among Wendy’s International, as borrower, Bank of America, N.A., as administrative agent, L/C issuer and swing line lender, and the other lenders and financial institutions party thereto, and the related Security Agreement, dated as of May 15, 2012 (the “Security Agreement”), among Wendy’s International, the guarantors from time to time party thereto, as pledgors, and Bank of America, N.A., as administrative agent.  The amended and restated Credit Agreement, among other things, (i) lowers the interest rate margins and LIBOR floors applicable to the existing term B loans by 100 basis points and 50 basis points, respectively, (ii) provides for a partial refinancing of the existing term B loans with a new tranche of term A loans in an aggregate principal amount of $350,000,000, which (a) have interest rate margins 25 basis points lower than the term B loans (after giving effect to the reduction described in the preceding clause), (b) have no LIBOR floors and (c) mature one year earlier than the term B loans, and (iii) extends the maturity date of the revolving credit facility by one year (from May 2017 to May 2018).  There were no material changes to existing covenants or other terms of the Credit Agreement, which were described in The Wendy’s Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 15, 2012, except as described above.

Certain of the lenders under the amended and restated Credit Agreement and their affiliates have from time to time provided investment banking, commercial banking and other financial services to the Company or its affiliates, including as lenders under the Credit Agreement, for which they received customary fees and commissions. The lenders under the amended and restated Credit Agreement may also provide these services to the Company or its affiliates from time to time in the future.

The foregoing summary is qualified in its entirety by reference to the amended and restated Credit Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference, and the amended and restated Security Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above, other than the penultimate paragraph thereof, is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1
Amended and Restated Credit Agreement, dated May 16, 2013, among Wendy’s International, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, Wells Fargo Bank, National Association, as syndication agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as co-documentation agents, and the lenders and issuers party thereto.

10.2
Amended and Restated Security Agreement, dated as of May 15, 2012, and amended and restated as of May 16, 2013, among Wendy’s International, Inc., the guarantors from time to time party thereto, as pledgors, and Bank of America, N.A., as administrative agent.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WENDY’S COMPANY

Date: May 16, 2013	By:	/s/ Dana Klein
Dana Klein
Senior Vice President – Corporate and Securities Counsel, and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amended and Restated Credit Agreement, dated May 16, 2013, among Wendy’s International, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, Wells Fargo Bank, National Association, as syndication agent, and Fifth Third Bank, The Huntington National Bank, and Coöperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank Nederland”, New York Branch, as co-documentation agents, and the lenders and issuers party thereto.

10.2
Amended and Restated Security Agreement, dated as of May 15, 2012, and amended and restated as of May 16, 2013, among Wendy’s International, Inc., the guarantors from time to time party thereto, as pledgors, and Bank of America, N.A., as administrative agent.